Exhibit 99.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is entered into on April 5, 2007, by and among WCI COMMUNITIES, INC., a Delaware corporation (“Borrower”), each Lender that is a party hereto, and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender, and an L/C Issuer.

R E C I T A L S

A. Reference is hereby made to that certain Credit Agreement dated as of June 13, 2006 (as amended, the “Credit Agreement”), executed by Borrower, the Lenders defined therein, and Bank of America, N.A., as Administrative Agent, Swing Line Lender, and an L/C Issuer (Administrative Agent, Swing Line Lender, L/C Issuers, and Lenders are individually referred to herein as a “Credit Party” and collectively referred to herein as the “Credit Parties”).

B. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

C. Borrower and each Credit Party that is a party hereto desire to modify certain provisions contained in the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to the Credit Agreement.

(a) Section 1.01 is hereby amended to add the following definitions in the appropriate alphabetical order:

“Collateral Agent” has the meaning specified in Section 2.16.

“First Amendment” means the First Amendment to Credit Agreement dated as of the First Amendment Effective Date, executed by Borrower, Bank of America, as Administrative Agent, Swing Line Lender, and an L/C Issuer, and the other Lenders party thereto.

“First Amendment Effective Date” means March 31, 2007.

“Grantor” has the meaning set forth in Section 2.16(a).

“Intercreditor Agreement” has the meaning specified in Section 2.16(d).

“Liquidity” means, as of any date, the sum of the following (in each case not subject to any Lien or other restriction): (a) Borrower’s cash and cash equivalents (determined in accordance with GAAP), plus (b) the maximum available amount of Loans that Borrower could receive on such date from Lenders (subject to the terms and conditions of this Agreement), plus (c) the maximum available amount of loans or other

First Amendment to WCI Credit Agreement

advances that Borrower could receive on such date from lenders under other Indebtedness permitted hereunder (subject to the terms and conditions of such Indebtedness).

“Modification Period” means the period commencing on the First Amendment Effective Date and ending on the earlier of: (a) the date elected by Borrower pursuant to a written notice to Administrative Agent; provided that Borrower may not make such election unless the ratio of EBITDA to Fixed Charges, calculated in accordance with Section 7.16, is at least 2.0 to 1.0 as of the last day of the immediately preceding two (2) fiscal quarters of Borrower prior to such date; and (b) December 31, 2008.

“Permitted Stock Purchases” means the purchase of up to 5,000,000 shares of Borrower’s common stock pursuant to the Capped Call Option Agreement dated September 15, 2006, between Borrower and Citibank, N.A.

“Permitted Subordinated Debt Payments” means the following payments (in each case, so long as no Default or Event of Default exists and such payments would not cause a Default or Event of Default to occur): (a) payments with respect to Borrower’s 4% Contingent Convertible Subordinated Notes due 2023; and (b) payments with respect to other Subordinated Indebtedness subject to the following conditions precedent: (i) the Total Outstandings (other than L/C Obligations) shall be $0; (ii) the Leverage Ratio as of the last day of the most recent fiscal quarter of Borrower at the time of such payments is less than or equal to 1.25 to 1.0; (iii) Borrower shall make simultaneous payments on the Senior Term Loan in an amount equal to the amount of the payments on such Subordinated Indebtedness; and (iv) after giving effect to such payments of the Senior Term Loan and such Subordinated Indebtedness, Unrestricted Cash shall be equal to or exceed $25,000,000.

“Security Agreements” has the meaning specified in Section 2.16(a).

“Security Documents” has the meaning specified in Section 2.16(a).

“Senior Term Loan” means the $300,000,000 term loan facility evidenced by that certain Senior Term Loan Agreement dated as of December 23, 2005, among Borrower, KeyBank National Association, as administrative agent, and the lenders party thereto.

“Trigger Event” has the meaning specified in Section 2.16(b).

“UCC” has the meaning specified in Section 2.16(a).

2	First Amendment to WCI Credit Agreement

(b) Section 1.01 is hereby amended to delete the definition of “Applicable Rate” in its entirety and replace such definition with the following:

“Applicable Rate” means, at the time of determination thereof, a percentage per annum determined by the Pricing Level in effect on such date as shown below:

Pricing Level	Leverage Ratio	Senior Unsecured Debt Rating	Eurodollar Rate / Swing Line Rate	Base Rate	Performance Letter of Credit Fee	Financial Letter of Credit Fee	Unused Fee
1	N/A	BBB-/ Baa3 or better	.75%	0.00%	.75%	.75%	0.15%
2	Less than or equal to 1.0:1	N/A	1.00%	0.00%	1.00%	1.00%	0.18%
3	Greater than 1.0:1 but less than or equal to 1.25:1	N/A	1.15%	0.00%	1.15%	1.15%	0.18%
4	Greater than 1.25:1 but less than or equal to 1.75:1	N/A	1.40%	0.00%	1.15%	1.40%	0.20%
5	Greater than 1.75:1	N/A	1.55%	0.00%	1.30%	1.55%	0.20%

Initially, the Applicable Rate shall be set at Level 4. Upon delivery of the Compliance Certificate pursuant to Section 6.02, after the end of each fiscal quarter (commencing with the Compliance Certificate delivered for the fiscal quarter ending June 30, 2006), the Applicable Rate shall automatically be adjusted to the rate corresponding to the Leverage Ratio set forth in the table above, such automatic adjustment to take effect on the last day that the Compliance Certificate was required to be delivered, and shall remain in effect until subsequently adjusted in accordance herewith upon the delivery of each such subsequent Compliance Certificate. If Borrower fails to deliver such Compliance Certificate with respect to any fiscal quarter within the period of time required by Section 6.02, then the Applicable Rate shall automatically be adjusted to that set forth in Level 5 as of the first (1st) Business Day after the date on which such Compliance Certificate was required to be delivered until Borrower delivers such Compliance Certificate with respect to such fiscal quarter. Notwithstanding the foregoing, (a) for so long as Borrower maintains an Investment Grade Rating, the Applicable Rate as of any date of determination thereof shall be set at Level 1, and (b) at all times while an Event of Default exists, the Applicable Rate shall be set at Level 5. In the event that the Debt Ratings are not equivalent, the Applicable Rate shall be based on the two (2) highest Debt Ratings. Each change in the Applicable Rate resulting from a publicly announced change in the Debt Rating shall be effective, in the case of an upgrade, during the period commencing on the date of delivery by Borrower to Administrative Agent of notice thereof pursuant to Section 6.03(e) and ending on the date immediately preceding the effective date of the next such change and, in the case of a downgrade, during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change.

3	First Amendment to WCI Credit Agreement

Notwithstanding anything to the contrary contained in this definition, (a) the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b) and Section 7.16, and (b) the “Applicable Rate” during the Modification Period shall mean, at the time of determination thereof, a percentage per annum determined by the Pricing Level (determined as set forth above) in effect on such date as shown below:

Pricing Level	Leverage Ratio	Eurodollar Rate / Swing Line Rate	Base Rate	Performance Letter of Credit Fee	Financial Letter of Credit Fee	Unused Fee
1	Less than or equal to 1.0:1	1.25%	0.00%	1.25%	1.25%	0.20%
2	Greater than 1.0:1 but less than or equal to 1.25:1	1.50%	0.00%	1.50%	1.50%	0.20%
3	Greater than 1.25:1 but less than or equal to 1.75:1	1.75%	0.00%	1.50%	1.75%	0.20%
4	Greater than 1.75:1	2.00%	0.00%	1.75%	2.00%	0.25%

(c) Section 1.01 is hereby amended to delete the definition of “Borrowing Base” in its entirety and replace such definition with the following:

“Borrowing Base” means, as of any date of determination, the sum of the following assets which shall not be encumbered by any Lien, except for Customary Permitted Liens and as provided in subparagraph (j) below:

(a) Unrestricted Cash. One hundred percent (100%) of Unrestricted Cash in excess of $10,000,000, provided that the maximum amount of availability includable in the Borrowing Base for Unrestricted Cash shall be $300,000,000; plus

(b) Tower Construction Projects. With respect to a Tower Construction Project owned by a Loan Party and financed under this Agreement, one hundred percent (100%) of the Adjusted Project Costs incurred by such Loan Party with respect thereto, provided that the Adjusted Project Costs shall be excluded from computation in the Borrowing Base under this subparagraph (b) on the date which is ninety (90) days from the Tower Completion Date for such Tower Construction Project; furthermore, the maximum amount of availability includable in the Borrowing Base amount under this subparagraph (b) shall not exceed eighty percent (80%) of the Project Costs for such Tower Construction Project; plus

(c) Sold Units. With respect to Units owned by a Loan Party subject to Housing Purchase Contracts (but not yet closed), ninety-five percent (95%) of the difference between (x) the Unit Costs incurred by a Loan Party with respect thereto and (y) the aggregate amount of all Customer Deposit Liabilities held pursuant to each such Housing Purchase Contract which may be applied to the Unit Costs; plus

(d) Unsold Units. With respect to Unsold Units owned by a Loan Party, seventy-five percent (75%) of the Unit Costs incurred by a Loan Party with respect

4	First Amendment to WCI Credit Agreement

thereto; provided that Unsold Units shall be excluded from computation in the Borrowing Base under this subparagraph (d) on and after that date which is one (1) year from the date of the issuance of a certificate of occupancy for each such Unsold Unit; plus

(e) Sold (but not closed) Tower Units. With respect to Tower Units owned by a Loan Party subject to Housing Purchase Contracts (but not yet closed) and as to which ninety (90) days have elapsed from the Tower Completion Date, seventy-five percent (75%) of the difference between (x) the Tower Unit Costs incurred by a Loan Party with respect thereto and (y) the aggregate amount of all Customer Deposit Liabilities held pursuant to each such Housing Purchase Contract which may be applied to the Tower Unit Costs; provided that such Tower Units shall be excluded from computation in the Borrowing Base under this subparagraph (e) on the date which is one hundred and eighty (180) days from the Tower Completion Date for such Tower Units; furthermore, the maximum amount of availability includable in the Borrowing Base amount under this subparagraph (e) shall not exceed seventy five percent (75%) of the sales price under the Housing Purchase Contracts; plus

(f) Finished Land Inventory. Seventy percent (70%) of Finished Land Inventory Book Value owned by a Loan Party; provided that there shall be excluded from this subparagraph (f) Developed Lots that are included within the Borrowing Base under any other category set forth herein and that the maximum amount of availability includable in the Borrowing Base for Developed Parcels shall not exceed thirty (30%) of the Borrowing Base; plus

(g) Amenities. With respect to Amenities owned by a Loan Party and operated as Equity Clubs and Non-Equity Clubs, fifty percent (50%) of the difference of the actual cost of the Amenities less the portion of such costs allocated on a pro rata basis to sold memberships and sold marina slips; and with respect to Operating Amenities, fifty percent (50%) of the cost basis thereof; provided that the maximum amount of availability includable in the Borrowing Base amount under this category shall not exceed ten percent (10%) of the Borrowing Base; plus

(h) Land Development Work in Process. With respect to improvements made by a Loan Party to Developable Land not covered by (b), (c), (d), (e), or (f) above or (i) below, sixty-five percent (65%) of the Developed Lot Costs and the Developed Parcel Costs of improvements made by a Loan Party to such Developable Land and Developed Parcels and sixty-five percent (65%) of the Developable Land Book Value of the Developable Land subject to such improvements; plus

(i) Tower Unsold Units. (i) With respect to Tower Unsold Units and as to which ninety (90) days have elapsed from the Tower Completion Date fifty percent (50%) of the Tower Unit Costs incurred by a Loan Party with respect thereto, and (ii) with respect to Tower Units owned by a Loan Party subject to Housing Purchase Contracts (but not yet closed) and as to which one hundred and eighty (180) days have elapsed from the Tower Completion Date, fifty percent (50%) of the difference between (x) the Tower Unit Costs incurred by a Loan Party with respect thereto and (y) the aggregate amount of all Customer Deposit Liabilities held pursuant to each such Housing Purchase Contract which may be applied to the Tower Unit Costs; provided that the such

5	First Amendment to WCI Credit Agreement

Tower Unsold Units and such Tower Units shall be excluded from computation in the Borrowing Base under this subparagraph (i) on and after that date which is one (1) year from the Tower Completion Date for such Tower Unsold Units and such Tower Units, as applicable; plus

(j) Unimproved Developable Land. With respect to Developable Land owned by a Loan Party where improvements have not commenced and which is not covered by any other category in the Borrowing Base, thirty-five (35%) of the difference of (i) Developable Land Book Value minus (ii) the amount of CDD Obligations and Permitted Mortgages applicable to such Developable Land; provided that the maximum amount of availability includable in the Borrowing Base amount under this category shall not exceed ten percent (10%) of the Borrowing Base;

provided, however, that:

(i) the cost basis for any Borrowing Base asset shall not exceed its net realizable value determined in accordance with GAAP and with respect to any Borrowing Base category on a Project basis as to such category;

(ii) for purposes of the cost calculations in the Borrowing Base, capitalized costs such as interest expenses and Taxes shall be included and capitalized cost such as corporate general and administrative costs and marketing costs shall be excluded;

(iii) the portion of the Borrowing Base attributable to Tower Construction Projects financed under this Agreement shall not at any time exceed forty percent (40%) of the Borrowing Base;

(iv) the portion of the Borrowing Base attributable to any single Tower Construction Project financed under this Agreement shall not at any time exceed twelve percent (12%) of the total amount of the Borrowing Base;

(v) Tower Construction Projects, Tower Units and Tower Unsold Units owned by a Loan Party and financed by Tower Construction Loans shall not be included in the Borrowing Base until such time as they are no longer subject to any Liens (other than Customary Permitted Liens); and

(vi) a Tower Construction Project shall not be included in the Borrowing Base unless such Tower Construction Project complies with the requirements set forth in Section 8.02.

(d) Section 1.01 is hereby amended to delete the definition of “EBITDA” in its entirety and replace such definition with the following:

“EBITDA” means, for any period, on a consolidated basis for Borrower and its subsidiaries, as determined by GAAP, the sum of the amounts (without duplication) for such period of (a) Net Income, plus (b) charges against income for foreign, federal, state and local taxes, plus (c) Interest Expense, plus (d) depreciation, plus (e) amortization expenses, including, without limitation, amortization of intangible assets, plus (f) asset

6	First Amendment to WCI Credit Agreement

write-downs and pre-acquisition, pre-development, or option agreement cost write-offs, plus (g) other non-cash expenses (excluding any such non-cash expense to the extent that it represents an accrual of or reserve for cash expenses in any future period or exceeds the amount of such accrual or reserved expense in the current period) and amortization of deferred compensation expense, plus (h) extraordinary losses, minus (i) extraordinary gains, minus (j) non-cash items increasing such Net Income for such period, other than the accrual of revenue in the ordinary course of business, in each case, determined in accordance with GAAP.

(e) Section 1.01 is hereby amended to delete the definition of “Loan Documents” in its entirety and replace such definition with the following:

“Loan Documents” means this Agreement, each Note, each Issuer Document, the Fee Letters, the Security Documents, and each of the Unconditional Guaranties.

(f) Section 2.06 is hereby deleted in its entirety and replaced with the following:

2.06 Termination or Reduction of Commitments.

(a) Voluntary. Borrower may, upon notice to Administrative Agent, terminate the Aggregate Commitments, or from time to time permanently reduce the Aggregate Commitments; provided that (i) any such notice shall be received by Administrative Agent not later than 11:00 a.m. five (5) Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof, (iii) Borrower shall not terminate or reduce the Aggregate Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Outstandings would exceed the Aggregate Commitments, and (iv) if, after giving effect to any reduction of the Aggregate Commitments, the Swing Line Sublimit exceeds the amount of the Aggregate Commitments, such Swing Line Sublimit shall be automatically reduced by the amount of such excess. Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction of the Aggregate Commitments. Any reduction of the Aggregate Commitments shall be applied to the Commitment of each Lender according to its Applicable Percentage. All fees accrued until the effective date of any termination of the Aggregate Commitments shall be paid on the effective date of such termination.

(b) Mandatory. On each date set forth below, the Aggregate Commitments shall be reduced by the amount set forth opposite such date below:

Date	Amount of Reduction
First Amendment Effective Date	$80,000,000
September 30, 2007	$50,000,000

Each such reduction of the Aggregate Commitments shall be applied to the Commitment of each Lender according to its Applicable Percentage.

7	First Amendment to WCI Credit Agreement

(g) Section 2.10 is hereby deleted in its entirety and replaced with the following:

2.10 Computation of Interest and Fees.

(a) All computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day. Each determination by Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

(b) If, as a result of any restatement of or other adjustment to the financial statements of Borrower or for any other reason, Borrower, Administrative Agent, or the Lenders determine that (i) the Leverage Ratio as calculated by Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Leverage Ratio would have resulted in higher pricing for such period, Borrower shall immediately and retroactively be obligated to pay to Administrative Agent, for the account of the applicable Lenders, promptly on demand by Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to Borrower under the Bankruptcy Code of the United States, automatically and without further action by Administrative Agent, any Lender, or any L/C Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of Administrative Agent, any Lender, or any L/C Issuer, as the case may be, under Section 2.03(c)(iii), 2.03(j) or 2.08(b) or under Article IX. Borrower’s obligations under this paragraph shall survive the termination of the Aggregate Commitments and the repayment of all other Obligations hereunder.

(h) Section 2.15(a)(iv) is hereby deleted in its entirety and replaced with the following:

(iv) after giving effect to the admission of any Subsequent Lender or the increase in the Commitment of any Increasing Lender, the Aggregate Commitments do not exceed $1,000,000,000 (less the amount of any previous reduction pursuant to Section 2.06 after the First Amendment Effective Date);

(i) Section 2.15(a) is hereby amended to add the following at the end thereof:

Notwithstanding the foregoing, Borrower may not make a request to increase the Aggregate Commitments at any time during the Modification Period.

(j) Article 2 is hereby amended to add the following Section 2.16:

2.16 Collateral.

(a) Security Documents. Within thirty (30) days after the First Amendment Effective Date, Borrower and each of its Subsidiaries (other than Subsidiaries approved by Administrative Agent that are not wholly-owned, directly or indirectly, by Borrower)

8	First Amendment to WCI Credit Agreement

(each, a “Grantor”) shall (i) execute and deliver one or more pledge and security agreements pursuant to which each of them grants to Administrative Agent, as Collateral Agent for the Lenders and for the lenders that are party to Senior Term Loan (the “Collateral Agent”), subject to the occurrence of a Trigger Event (as defined below), a Lien in and to substantially all its non-real estate assets (collectively, the “Security Agreements”), which Lien shall, upon perfection in accordance with paragraph (b) of this Section 2.16, be prior to all other Liens on such assets (other than Customary Permitted Liens) and (ii) execute and deliver all instruments and documents (other than Uniform Commercial Code (“UCC”) financing statements) necessary for Collateral Agent to perfect such grant of a Lien upon the occurrence of a Trigger Event to the extent that such Lien may be perfected by filing or possession (or, in the case of a Grantor’s principal deposit accounts, by control) under the UCC (collectively, together with the Security Agreements, the “Security Documents”), together with such officers’ certificates, resolutions, and opinions of counsel as Administrative Agent shall reasonably request. The Security Documents shall be in form and substance reasonably acceptable to Collateral Agent and the administrative agent under the Senior Term Loan.

(b) Effectiveness of Security Documents. The Security Documents shall contain terms that provide that they shall not become effective, unless during the Modification Period, (i) a Default or Event of Default occurs and is continuing as a result of Borrower’s failure to perform or observe any of Sections 7.13, 7.14, 7.15, 7.16, or 7.17, and (ii) Borrower’s Liquidity does not exceed $150,000,000 (in each case as reflected on the most recent Compliance Certificate delivered pursuant to Section 6.02(b)) (a “Trigger Event”). Thereupon, the grant of the Lien under the Security Documents shall become effective without any further action on the part of any Grantor, and Collateral Agent shall be authorized to file UCC financing statements, obtain full execution of any account control agreements, file any other Security Documents with appropriate Governmental Authorities and undertake any other actions as may be necessary in order to perfect the Lien granted under the Security Agreements, all of which shall be at Borrower’s sole cost and expense. In connection with the perfection of such Lien, Collateral Agent may obtain, at Borrower’s sole cost and expense, such lien searches as Collateral Agent deems necessary to confirm the priority of such Lien. The granting of such Lien pursuant to the Security Agreements shall not otherwise cure or constitute a waiver of any Default or Event of Default hereunder.

(c) Further Assurances. Borrower hereby agrees to execute and deliver, and to cause each other Grantor to execute and deliver, such other agreements, documents, assignments, statements or instruments as Collateral Agent may from time to time reasonably request to evidence, perfect or otherwise implement the Lien created by the Security Agreements and subject to the terms hereof. All of the foregoing shall be reasonably satisfactory in form and substance to Collateral Agent. Borrower hereby irrevocably constitutes and appoints Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of Borrower or in its own name, to take any and all actions and to execute any and all documents and instruments which Collateral Agent at any time and from time to time deems necessary or desirable to accomplish the purposes of this Section 2.16.

9	First Amendment to WCI Credit Agreement

(d) Appointment. Administrative Agent is hereby appointed to act as Collateral Agent under the Security Documents, Collateral Agent is hereby authorized to enter into any intercreditor agreements (the “Intercreditor Agreement”) with the administrative agent under the Senior Term Loan, and Collateral Agent is hereby authorized to take such actions on its behalf and to exercise such powers as are delegated to Collateral Agent by the terms of the Security Documents and the Intercreditor Agreement, if any, together with such actions and powers as are reasonably incidental thereto, in all cases subject to the terms of the Security Documents and any Intercreditor Agreement. Administrative Agent is hereby authorized to execute and deliver the Security Documents and any Intercreditor Agreement on behalf of the Lenders. Collateral Agent shall have all rights under Article X that are afforded to Administrative Agent.

(k) Section 6.03(d) is hereby deleted in its entirety and replaced with the following:

(d) of any material change in accounting policies or financial reporting practices by Borrower or any Subsidiary, including any determination by Borrower referred to in Section 2.10(b); and

(l) Section 6.11 is hereby deleted in its entirety and replaced with the following:

6.11 Use of Proceeds. Use the proceeds of the Loans and Letters of Credit solely to provide for working capital needs for the Core Businesses in a manner consistent with the provisions of this Agreement and other general corporate purposes, including the acquisitions and Investments permitted under Sections 7.03, 7.04, and 7.05; provided that Borrower shall not use the proceeds of the Loans and Letters of Credit to, directly or indirectly, repay, prepay, purchase, redeem or otherwise acquire any Subordinated Indebtedness (other than Permitted Subordinated Debt Payments with respect to Borrower’s 4% Contingent Convertible Subordinated Notes due 2023).

(m) Section 7.07 is hereby amended to add the following as Section 7.07(c):

(c) Notwithstanding anything to the contrary contained herein, during the Modification Period, Borrower shall not, nor shall it permit any member of the Consolidated Group to, directly or indirectly repay, prepay, purchase, redeem or otherwise acquire any Subordinated Indebtedness (other than Permitted Subordinated Debt Payments).

(n) Section 7.09 is hereby deleted in its entirety and replaced with the following:

7.09 Permitted Distributions. Make any Distributions; provided that (a) Borrower and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common equity interests of such Person, and (b) each Subsidiary may declare and make dividend payments or other distributions to Borrower to permit Borrower to pay any taxes that are due and payable by Borrower and Subsidiaries as part of a Consolidated Group; provided, further, that if no Default or Event of Default has occurred and is continuing or would occur and be continuing as a result thereof, Borrower may:

(a) make Distributions in an amount not to exceed (i) $100,000,000 plus, (ii) fifty percent (50%) of the sum of (A) the Net Income of all members of the Consolidated Group on a consolidated basis from March 31, 2006, minus (B) the aggregate amount of any Distributions previously made under this Section 7.09 since the Closing Date; provided that Borrower may not make such Distributions (other than Permitted Stock Purchases) during the Modification Period. In the event that the Financial Statements for any Fiscal Year disclose that Borrower did not qualify for any Distribution that has been previously made, then the amount of subsequent Distributions under this Section 7.09 shall be decreased accordingly;

10	First Amendment to WCI Credit Agreement

(b) repurchase shares of its capital stock (together with options or warrants in respect of any thereof) held by officers, directors and employees of Borrower so long as such repurchase is pursuant to, and in accordance with the terms of, management and/or employee stock plans, stock subscription agreements or shareholder agreements provided that Borrower may not repurchase such shares during the Modification Period;

(c) purchase, redeem or otherwise acquire shares of common stock of Borrower or warrants or options to acquire any such shares with proceeds received by Borrower from the substantially concurrent equity contributions or issuances of new shares of its common stock; and

(d) redeem or exchange, in whole or in part, any capital stock of Borrower for shares of another class of capital stock of Borrower or rights to acquire shares of such other class of capital stock; provided that such other class of capital stock contains terms and provisions (taken as a whole, and taking into account the relative amounts of the shares of each class of capital stock involved in such redemption of exchange) that are at least as advantageous to Lenders as those contained in the capital stock redeemed or exchanged therefore.

(o) Section 7.15 is hereby deleted in its entirety and replaced with the following:

7.15 Leverage Ratio. Permit the Leverage Ratio determined as of the end of any fiscal quarter of Borrower to be greater than 1.95 to 1.0.

(p) Section 7.16 is hereby deleted in its entirety and replaced with the following:

7.16 EBITDA to Fixed Charges. Permit the ratio of EBITDA to Fixed Charges during the following periods to be less than (a) during the Modification Period, (i) 1.50 to 1.0 from the First Amendment Effective Date through December 31, 2007, and (ii) 1.75 to 1.0 from January 1, 2008 through December 31, 2008, and (b) after the expiration or termination of the Modification Period, 2.0 to 1.0. Compliance with this covenant shall be calculated on a rolling four (4) quarter basis and shall be tested as of the last day of each fiscal quarter of Borrower. Notwithstanding the foregoing, during the Modification Period, the ratio of EBITDA to Fixed Charges may be less than (A) 1.50 to 1.0, but not less than 1.25 to 1.0, as of the last day of not more than two (2) fiscal quarters from the First Amendment Effective Date through December 31, 2007, and (B) 1.75 to 1.0, but not less than 1.50 to 1.0, as of the last day of not more than one (1) fiscal quarter

11	First Amendment to WCI Credit Agreement

from January 1, 2008 through December 31, 2008 (any such fiscal quarter being a “Reduced Interest Coverage Period”), so long as the following conditions are satisfied:

(1) Borrower shall have delivered to Administrative Agent written notice of the commencement of a Reduced Interest Coverage Period;

(2) The Applicable Rate for Eurodollar Rate Loans, Base Rate Committed Loans, Swing Line Loans, and Letter of Credit Fees shall be increased during any Reduced Interest Coverage Period in 2007 by 0.25% for the period commencing on the date that Administrative Agent receives a Compliance Certificate pursuant to Section 6.02 reflecting that the ratio of EBITDA to Fixed Charges (calculated as set forth above) was less than 1.50 to 1.0 as of the last day of the applicable fiscal quarter and ending on the date that Administrative Agent receives a Compliance Certificate pursuant to Section 6.02 reflecting that the ratio of EBITDA to Fixed Charges (calculated as set forth above) was at least 1.50 to 1.0 as of the last day of the applicable fiscal quarter; and

(3) The Applicable Rate for Eurodollar Rate Loans, Base Rate Committed Loans, Swing Line Loans, and Letter of Credit Fees shall be increased during any Reduced Interest Coverage Period in 2008 by 0.15% for the period commencing on the date that Administrative Agent receives a Compliance Certificate pursuant to Section 6.02 reflecting that the ratio of EBITDA to Fixed Charges (calculated as set forth above) was less than 1.75 to 1.0 as of the last day of the applicable fiscal quarter and ending on the date that Administrative Agent receives a Compliance Certificate pursuant to Section 6.02 reflecting that the ratio of EBITDA to Fixed Charges (calculated as set forth above) was at least 1.75 to 1.0 as of the last day of the applicable fiscal quarter.

(q) Section 7.17 is hereby deleted in its entirety and replaced with the following:

7.17 Unsold Units in Production. Permit, at any time during which Borrower does not have an Investment Grade Rating, the number of Unsold Units financed under this Agreement (other than Permitted Unsold Units) as of the end of any fiscal quarter of Borrower during the following periods to exceed (a) from the First Amendment Effective Date through the earlier of (i) March 31, 2008, and (ii) the expiration or termination of the Modification Period, fifty percent (50%) of the aggregate number of closed sales of Units for the immediately preceding four (4) fiscal quarters of Borrower, and (b) thereafter, thirty-five percent (35%) of the aggregate number of closed sales of Units for the immediately preceding four (4) fiscal quarters of Borrower.

(r) Article VII is hereby amended to add the following Section 7.18:

7.18 Other Debt Limitations. During the Modification Period, (a) incur or permit to exist or remain outstanding any Senior Unsecured Debt (other than the Obligations and the Senior Term Loan), (b) create or permit to exist any Lien on any assets or property of any member of the Consolidated Group to secure any Senior Unsecured Debt (other than the Obligations) unless such Liens secure such Senior Unsecured Debt and the Obligations on a pari passu basis in a manner reasonably acceptable to Administrative Agent, and (c) create or permit to exist any Lien on any assets or property of any member of the Consolidated Group to secure any Indebtedness

12	First Amendment to WCI Credit Agreement

not then securing such Indebtedness unless such Liens secure such Indebtedness and the Obligations on a pari passu basis in a manner reasonably acceptable to Administrative Agent. The provisions of this Section 7.18 are not intended to restrict the Consolidated Group from incurring or permitting to exist or remain outstanding purchase money Indebtedness permitted by Section 7.01(b) or Liens securing such Indebtedness permitted by Section 7.02(l).

(s) Section 10.10 is hereby deleted in its entirety and replaced with the following:

10.10 Collateral and Guaranty Matters. The Lenders and L/C Issuers irrevocably authorize Administrative Agent, at its option and in its discretion, to do or cause the following:

(a) to release any Lien on any property granted to or held by Administrative Agent or Collateral Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Obligations and the expiration or termination of all Letters of Credit, (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document, and (iii) except to the extent that the consent of all Lenders is required pursuant to Section 11.01(g), if approved, authorized or ratified in writing by Required Lenders; and

(b) to release any Guarantor from its obligations under the Unconditional Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder or becomes an Excluded Subsidiary or a Joint Venture.

Upon request by Administrative Agent at any time, the Required Lenders will confirm in writing Administrative Agent’s authority to release any Guarantor from its obligations under the Unconditional Guaranty, pursuant to this Section 10.10.

(t) Section 11.01(g) is hereby deleted in its entirety and replaced with the following:

(g) (i) release all or substantially all of the Guarantors, or (ii) except as permitted in Section 10.10, on and after the effective date of the granting of any Liens pursuant Section 2.16, transfer, subordinate, or release Liens on, or after foreclosure or other acquisition of title by Administrative Agent or Collateral Agent, on behalf of the Lenders, transfer or sell, a substantial portion of the collateral securing the Obligations, without the written consent of each Lender;

(u) Schedule 2.01 is hereby deleted in its entirety and replaced with Schedule 2.01 attached hereto.

(v) Exhibit E is hereby deleted in its entirety and replaced with Exhibit E attached hereto.

2. Amendments to Credit Agreement and Other Loan Documents.

(a) All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement as modified and amended by this Agreement, and as may, from time to time, be further modified, amended, restated, extended, renewed, and/or increased.

13	First Amendment to WCI Credit Agreement

(b) Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

3. Ratifications. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Agreement, (b) ratifies and confirms that all guaranties and assurances, granted, conveyed, or assigned to Administrative Agent and Lenders under the Loan Documents are not released, reduced, or otherwise adversely affected by this Agreement and continue to guarantee and assure full payment and performance of the present and future Obligations, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as Administrative Agent or Lenders may reasonably request in order to create, preserve and protect those guaranties and assurances.

4. Representations. Borrower represents and warrants to Lenders that as of the date of this Agreement: (a) this Agreement has been duly authorized, executed, and delivered by each Loan Party; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by any Loan Party of this Agreement; (c) the Loan Documents, as amended by this Agreement, are valid and binding upon each Loan Party that is a party thereto and are enforceable against each Loan Party in accordance with their respective terms, except as limited by Debtor Relief Laws and general principles of equity; (d) the execution, delivery, and performance of this Agreement does not require the consent of any other Person and do not and will not constitute a violation of any Laws, orders of any Governmental Authority, or material agreements to which any Loan Party is a party or by which any Loan Party is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects on and as of the date of this Agreement, except to the extent that (i) any of them speak to a different specific date (in which case such representations and warranties are true and correct as of such specific date), or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) both before and after giving effect to this Agreement, no Default or Event of Default exists.

5. Conditions. This Agreement shall become effective as of March 31, 2007 on the date in which the following conditions precedent have been satisfied or waived:

(a) this Agreement shall have been executed by each Loan Party, Administrative Agent, and Required Lenders;

(b) the representations and warranties in this Agreement shall be true and correct in all material respects on and as of the date of this Agreement, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement;

(c) both before and after giving effect to this Agreement, no Default or Event of Default shall exist;

(d) Administrative Agent shall have received a certificate executed by Responsible Officer of Borrower certifying (i) the name of each of its officers who are authorized to sign this Agreement and the other documents executed in connection herewith, (ii) a true and correct copy of the Resolutions of Borrower that authorize the execution, delivery, and performance of this Agreement and the other

14	First Amendment to WCI Credit Agreement

documents executed in connection herewith, and (iii) that the articles or certificate of incorporation, bylaws, and other Constituent Documents of Borrower have not been amended since June 13, 2006, and that the same are still in effect;

(e) Administrative Agent shall have received an opinion of counsel of Borrower in form and substance reasonably acceptable to Administrative Agent; and

(f) Administrative Agent shall have received, for the benefit of each Lender executing this Agreement, an amendment fee equal to 0.125%, and all other fees and expenses payable to Administrative Agent in connection with this Agreement.

6. Continued Effect. Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

7. Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Agreement shall be construed — and its performance enforced — under New York law, (d) if any part of this Agreement is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, (e) this Agreement is a “Loan Document” as defined in the Credit Agreement, and (f) this Agreement may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

8. Parties. This Agreement binds and inures for the benefit of each of the parties hereto and their respective successors and permitted assigns.

9. RELEASE. EACH OF THE LOAN PARTIES HEREBY ACKNOWLEDGE THAT THE OBLIGATIONS ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RECISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ANY CREDIT PARTY. THE LOAN PARTIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE EACH CREDIT PARTY AND ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH THE LOAN PARTIES MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT.

15	First Amendment to WCI Credit Agreement

10. ENTIRETIES. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Pages to Follow.]

16	First Amendment to WCI Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

WCI COMMUNITIES, INC., as Borrower

By:
Ernest J. Scheidemann
Vice President and Treasurer

Signature Page to First Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and the Lenders Defined Therein

BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender, an L/C Issuer, and as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and the Lenders Defined Therein

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and the Lenders Defined Therein

CITICORP NORTH AMERICA, INC., as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and the Lenders Defined Therein

COMERICA BANK, a Michigan Banking Corporation, as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and the Lenders Defined Therein

COMMERCE BANK NA, as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and the Lenders Defined Therein

COMMERCE BANK, as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and the Lenders Defined Therein

FIFTH THIRD BANK, A Michigan Banking Corporation, as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and the Lenders Defined Therein

GUARANTY BANK, as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and the Lenders Defined Therein

iSTAR FINANCIAL INC., as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and the Lenders Defined Therein

JPMORGAN CHASE BANK, N.A., as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and the Lenders Defined Therein

KBC BANK NV, as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and the Lenders Defined Therein

KEYBANK NATIONAL ASSOCIATION, a national banking association, as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and the Lenders Defined Therein

MIDFIRST BANK, a Federally Chartered Savings Association, as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and the Lenders Defined Therein

NATIONAL CITY BANK, a national banking association, as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and the Lenders Defined Therein

OAK HILL CREDIT ALPHA FUND LP, as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and the Lenders Defined Therein

OAK HILL CREDIT ALPHA FUND (OFFSHORE) LTD., as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and the Lenders Defined Therein

OAK HILL CREDIT OPPORTUNITIES MASTER FUND LTD., as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and the Lenders Defined Therein

OAK HILL SECURITIES FUND II LP, as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and the Lenders Defined Therein

OAK HILL SECURITIES FUND LP, as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and the Lenders Defined Therein

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and the Lenders Defined Therein

RAYMOND JAMES BANK, FSB, as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and the Lenders Defined Therein

REGIONS BANK, as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and the Lenders Defined Therein

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and the Lenders Defined Therein

SOVEREIGN BANK, as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and the Lenders Defined Therein

SUNTRUST BANK, as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and the Lenders Defined Therein

UBS LOAN FINANCE LLC, as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and the Lenders Defined Therein

WACHOVIA BANK, N.A., as Syndication Agent, an L/C Issuer, and as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and the Lenders Defined Therein

To induce the Credit Parties to enter into this Agreement, the undersigned jointly and severally (a) consent and agree to this Agreement’s execution and delivery, (b) ratify and confirm that all guaranties, assurances, and Liens granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by this Agreement and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligations (except to the extent specifically limited by the terms of such guaranties, assurances, or Liens), (c) expressly acknowledge and agree to the term and conditions of Section 9 of this Agreement, and (d) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to the Credit Parties and their respective successors and permitted assigns.

GUARANTORS:

BAY COLONY - GATEWAY, INC.

COMMUNITY SPECIALIZED SERVICES, INC.

FIRST FIDELITY TITLE, INC.

FLORIDA DESIGN COMMUNITIES, INC.

FLORIDA LIFESTYLE MANAGEMENT COMPANY

RESORT AT SINGER ISLAND PROPERTIES, INC.

SUN CITY CENTER GOLF PROPERTIES, INC.

SUN CITY CENTER REALTY, INC.

WCI AMENITIES, INC.

WCI ARCHITECTURE & LAND PLANNING, INC.

WCI BUSINESS DEVELOPMENT, INC.

WCI CAPITAL CORPORATION

WCI HOMEBUILDING, INC.

WCI HOMEBUILDING NORTHEAST U.S., INC.

WCI IRELAND INN CORP.

WCI MARKETING, INC.

WCI MID-ATLANTIC U.S. REGION, INC.

WCI NORTHEAST U.S. REGION, LLC (fka WCI/SPECTRUM COMMUNITIES, LLC)

WCI OCALA 623, INC.

WCI TITLE, INC.

WCI TOWERS, INC.

WCI TOWERS MID-ATLANTIC U.S.A., INC.

WCI TOWERS NORTHEAST USA, INC.

BAY COLONY REALTY ASSOCIATES, INC.

WCI HOMES NORTHEAST, INC.

WCI REALTY NEW YORK, INC.

WCI NORTHEAST REAL ESTATE DEVELOPMENT, LLC

BAY COLONY OF NAPLES, INC.

THE COLONY AT PELICAN LANDING GOLF CLUB, INC.

COMMUNITIES AMENITIES, INC.

COMMUNITIES FINANCE COMPANY, LLC

COMMUNITIES HOME BUILDERS, INC.

CORAL RIDGE COMMUNITIES, INC.

CORAL RIDGE PROPERTIES, INC.

CORAL RIDGE REALTY, INC.

Guarantor Signature Page to First Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and the Lenders Defined Therein

CORAL RIDGE REALTY SALES, INC.

FLORIDA NATIONAL PROPERTIES, INC.

GATEWAY COMMUNICATIONS SERVICES, INC.

GATEWAY COMMUNITIES, INC.

GATEWAY REALTY SALES, INC.

HERON BAY, INC.

HERON BAY GOLF COURSE PROPERTIES, INC.

JYC HOLDINGS, INC.

MARBELLA AT PELICAN BAY, INC.

PELICAN BAY PROPERTIES, INC.

PELICAN LANDING COMMUNITIES, INC.

PELICAN LANDING GOLF RESORT VENTURES, INC.

PELICAN LANDING PROPERTIES, INC.

PELICAN MARSH PROPERTIES, INC.

SARASOTA TOWER, INC.

TARPON COVE REALTY, INC.

TARPON COVE YACHT & RACQUET CLUB, INC.

TIBURON GOLF VENTURES, INC.

WATERMARK REALTY REFERRAL, INC.

WCI COMMUNITIES PROPERTY MANAGEMENT, INC.

WCI GOLF GROUP, INC.

WCI HOMES, INC.

WCI REALTY, INC.

WCI REALTY CONNECTICUT, INC.

WCI REALTY NEW JERSEY, INC.

By:
Name:
in his capacity as ________________________________________
[an Authorized Officer] of each Guarantor listed above

Guarantor Signature Page to First Amendment to Credit Agreement Between

WCI Communities, Inc.

Bank of America, N.A., as Administrative Agent,

and the Lenders Defined Therein

SCHEDULE 2.01

COMMITMENTS AND APPLICABLE PERCENTAGES (Revised)

LENDER	MAXIMUM COMMITMENT	PERCENTAGE SHARE
BANK OF AMERICA	$91,397,849.45	10.752688172%
BRANCH BANKING & TRUST COMPANY	$18,279,569.89	2.150537634%
CITICORP NORTH AMERICA INC	$27,419,354.84	3.225806452%
COMERICA BANK	$27,419,354.84	3.225806452%
COMMERCE BANK NA NEW JERSEY PA	$22,849,462.37	2.688172043%
COMPASS BANK	$18,279,569.89	2.150537634%
FIFTH THIRD BANK	$68,548,387.10	8.064516129%
GUARANTY BANK	$36,559,139.79	4.301075269%
ISTAR FINANCIAL INC	$9,139,784.94	1.075268817%
JPMORGAN CHASE BANK NATIONAL ASSOCIATION	$31,989,247.31	3.763440860%
KBC BANK NV	$27,419,354.84	3.225806452%
KEYBANK NATIONAL ASSOCIATION	$68,548,387.10	8.064516129%
MIDFIRST BANK	$22,849,462.37	2.688172043%
NATIONAL CITY BANK	$27,419,354.84	3.225806452%
OAK HILL CREDIT ALPHA FUND LP	$1,399,301.08	0.164623656%
OAK HILL CREDIT ALPHA FUND OFFSHORE	$6,211,397.85	0.730752688%
OAK HILL CREDIT OPPORTUNITIES	$3,851,505.38	0.453118280%
OAK HILL SECURITIES FUND II LP	$1,572,043.01	0.184946237%
OAK HILL SECURITIES FUND LP	$675,430.11	0.079462366%
PNC BANK NA	$18,279,569.89	2.150537634%
RAYMOND JAMES BANK FSB	$18,279,569.89	2.150537634%
REGIONS BANK	$27,419,354.84	3.225806452%
ROYAL BANK OF SCOTLAND PLC	$91,397,849.46	10.752688172%
SOVEREIGN BANK	$31,989,247.31	3.763440860%
SUNTRUST BANK	$31,989,247.31	3.763440860%
UBS LOAN FINANCE LLC	$27,419,354.84	3.225806452%
WACHOVIA BANK NATIONAL ASSOCIATION	$91,397,849.46	10.752688172%
TOTAL	$850,000,000.00	100.000000000%

Schedules and Exhibits to

First Amendment to WCI Credit Agreement

EXHIBIT E

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:                    ,

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Senior Unsecured Revolving Credit Agreement, dated as of June 13, 2006 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among WCI COMMUNITIES, INC., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, an L/C Issuer and Swing Line Lender.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                      of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1. Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1. Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

3. A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned during such fiscal period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it.]

—or—

[the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4. The representations and warranties of the Borrower contained in Article V of the Agreement, and any representations and warranties of any Loan Party that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

Schedules and Exhibits to

First Amendment to WCI Credit Agreement

5. Pursuant to Section 6.01(d), the necessary information, if any, to update Schedule 5.11 of the Agreement is set forth on Schedule 2 hereto.

6. The financial covenant analyses and information set forth on Schedule 3 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, Borrower has caused this Certificate to be executed and delivered on this     day of             , 200_.

WCI COMMUNITIES, INC., a Delaware corporation

By:
Name:
Title:

Schedules and Exhibits to

First Amendment to WCI Credit Agreement

For the Quarter/Year ended                     (“Statement Date”)

SCHEDULE 1

Financial Statements

Schedules and Exhibits to

First Amendment to WCI Credit Agreement

For the Quarter/Year ended                     (“Statement Date”)

SCHEDULE 2

to Compliance Certificate

Update To Schedule 5.11

Schedules and Exhibits to

First Amendment to WCI Credit Agreement

For the Quarter/Year ended                     (“Statement Date”)

SCHEDULE 3

to the Compliance Certificate

($ in 000’s)

I. Section 7.09 - Permitted Distributions

A. $100,000,000	$	___________

B. Net Income of all members of the Consolidated Group from March 31, 2006:	$	___________

C. Amount of any Distributions made under Section 7.09 since the Closing Date:	$	___________

D. 50% of (Line I(B) – Line I(C)):	$	___________

E. Permitted Distribution Amount (Line A + Line D):	$	___________

F. Actual Distribution made by the Consolidated Group:	$	___________

II. Section 7.13 - Senior Unsecured Debt (this Section is applicable to the extent Borrower does not have an Investment Grade Rating):

A. Total Outstandings:	$	___________

B. Borrowing Base Availability:

1. Borrowing Base:	$	___________

2. Outstanding Senior Unsecured Debt (other than under this Agreement):	$	___________

3. Borrowing Base Availability (Line II.B.1 – Line II.B.2):	$	___________

C. Total Outstandings exceed Borrowing Base Availability:		Yes/No

D. Borrowing Base Availability is less than zero (0):		Yes/No

III. Section 7.14 - Minimum Adjusted Tangible Net Worth.

A. Tangible Net Worth at Statement Date:	$	___________

B. Adjusted Tangible Net Worth at Statement Date:

Schedules and Exhibits to

First Amendment to WCI Credit Agreement

1. 50% of the outstanding balance of the Subordinated Indebtedness:	$	___________

2. $300,000,000:	$	___________

3. 30% of Tangible Net Worth:	$	___________

4. Adjusted Tangible Net Worth (Line III.A + the least of Lines III.B.1, III.B.2 or III.B.3):	$	___________

C. $932,024,800:	$	___________

D. 50% of Net Income for earned after March 31, 2006:	$	___________

E. 50% of the aggregate proceed of Equity Offerings (net of equity substituted from proceeds of new equity) after the Closing Date:	$	___________

F. Excess (deficient) for covenant compliance (Line III.B.4 – (Line III.C. + Line III.D. + Line III.E.)):	$	___________

IV. Section 7.15 - Leverage Ratio.

A. Total Debt:	$	___________

B. Adjustable Tangible Net Worth (Line III.B.4 above):	$	___________

C. Leverage Ratio (Line IV.A ÷ Line IV.B):		_____ to 1

D. Maximum Permitted:		1.95 to 1

V. Section 7.16 - EBITDA to Fixed Charges.

A. EBITDA at Statement Date:	$	___________

B. Fixed Charges:	$	___________

C. Fixed Charge Ratio (Line V.A ÷ Line V.B):		_____ to 1

D. Minimum Permitted:		2.0 to 1[1]

VI. Section 7.17 - Unsold Units (this Section is applicable to the extent Borrower does not have an Investment Grade Rating):

[1]

During the Modification Period, (a) 1.50 to 1.0 during 2007 (subject to further reduction to 1.25 to 1.0 as provided in Section 7.16), and (b) 1.75 to 1.0 during 2008 (subject to further reduction to 1.50 to 1.0 as provided in Section 7.16).

Schedules and Exhibits to

First Amendment to WCI Credit Agreement

A. Number of Unsold Units as of the end of the fiscal quarter to exceed thirty-five percent (35%)[2] of the aggregate number of the Unit sales for the immediately preceding four (4) fiscal quarters.		Yes/No

VII. Liquidity not subject to Liens or other Restrictions:

A. Cash:	$	___________

B. Cash Equivalents:	$	___________

C. Availability under Credit Agreement:	$	___________

D. Availability under other Indebtedness:	$	___________

E. Cash and Availability Subject to Liens or other Restrictions:	$	___________

F. Cash and Cash Equivalents not subject to Liens or other Restrictions: (Line VII.A + Line VII.B + Line VII.C + Line VII.D – Line VII.E)	$	___________

[2]	During the Modification Period, fifty percent (50%).

Schedules and Exhibits to

First Amendment to WCI Credit Agreement